UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2020

BIOMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17571 Von Karman Ave.

Irvine, California 92614

(Address of Principal Executive Offices

Including Zip Code)

949-645-2111

(Registrant’s Telephone Number,

Including Area Code)

Not applicable

(Former Name or Former Address if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.08	BMRA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosures.

On June 1, 2020, Biomerica, Inc. (“Biomerica”) issued a press release announcing that it had signed agreements with Mayo Clinic to join its clinical trial for its InFoods product. It also announced that it had received a patent in Japan pertaining to its Infoods product.  A copy of Biomerica’s press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 7.01 in its entirety.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 26, 2020, the Japanese Patent Office issued Biomerica’s first Japanese patent pertaining to the Company’s InFoods® family of products that allow for a revolutionary new treatment option for patients suffering from IBS and several other disease states.   Specifically, this patent  (JP,6681907,B) contains numerous claims that broadly cover a product that enables physicians to identify patient-specific foods (e.g. pork, milk, shrimp, broccoli, chickpeas, etc.), that when removed from the diet, may alleviate or improve an individual's IBS symptoms including, but not limited to, constipation, diarrhea, bloating, pain and indigestion. It is estimated that about 19 million people in Japan suffer from IBS.

On May 28, 2020, the Company signed definitive agreements with Mayo Clinic to join the clinical trial for Biomerica’s new InFoods® diagnostic-guided therapy (DGT), designed to alleviate Irritable Bowel Syndrome (IBS) symptoms.   Mayo Clinic can now begin enrollment of patients in this trial.

Item 9.01        Financial Statements and Exhibits

(d)       Exhibits.

Number	Description

99.1	Press Release issued June 1, 2020.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2020	Biomerica, Inc.

	By:	/s/ Zackary S. Irani
Zackary S. Irani
Chief Executive Officer

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